UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

April 28, 2005

Date of Report (Date of Earliest Event Reported)

RENASANT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Mississippi	000-12154	64-0676974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

209 Troy Street, Tupelo, Mississippi	38802-0709
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (662) 680-1001

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 19, 2004, the Board of Directors of Renasant Corporation (the “Company”) unanimously approved a resolution authorizing and directing the officers of the Company to withdraw the listing of the Company’s common stock, $5.00 par value per share, from the American Stock Exchange and to list such common stock on the NASDAQ National Market. On April 28, 2005, the Company issued a press release announcing the transfer of its listing from the American Stock Exchange to the NASDAQ National Market, which will be effective May 2, 2005. A copy of the Company’s press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release, dated April 28, 2005, issued by Renasant Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION
Registrant

DATE: April 28, 2005	/s/ E. Robinson McGraw
E. Robinson McGraw
President & Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated April 28, 2005, issued by Renasant Corporation.